DISCOVER A NEW AGE

Our purpose is to make a difference for consumers with healthier alternatives. We intend to become the world's largest healthy functional beverage company, by staying true to that purpose.

Discover A New Age of Healthy Beverages and Lifestyles

Forward Looking Statements

This presentation includes "forward-looking statements," within the meaning of the U.S. Securities Act of 1933, as amended and the U.S. Securities Exchange Act of 1934, as amended, or the "Exchange Act." Forward-looking statements are not based on historical information and include, without limitation, statements regarding our future financial condition and results of operations, business strategy and plans and objectives of management for future operations. Forward-looking statements reflect our current views with respect to future events. The words "may," "will," "expect," "intend," "anticipate," "believe," "project," "estimate" and similar expressions identify forward-looking statements. These forward-looking statements are based upon estimates and assumptions made by us or our officers that, although believed to be reasonable, are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially and adversely as compared to those contemplated or implied by such forward-looking statements.

All forward-looking statements involve risks, assumptions and uncertainties. You should not rely upon forward-looking statements as predictors of future events. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from expected results. These risks, assumptions and uncertainties are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. All of the forward-looking statements we have included in this presentation are based on information available to us on the date of this presentation. We undertake no obligation, and specifically decline any obligation, to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation might not occur.

Opportunity

- Consumer behavior changing
  - *Spending patterns shifting, looking for more convenient and healthier*
  - *Organic, natural, probiotic, no bad stuff pervading food & beverage*
  - *Rejecting traditional marketing and messaging, looking for authenticity*

***Consumer* behavior change to health and convenience**



- **Healthy "Buying"**
- **Organic/Probiotic everything**
- **Instant gratification home-delivered**

Opportunity

- Consumer behavior changing
  - *Spending patterns shifting, looking for more convenient and healthier*
  - *Organic, natural, probiotic, no bad stuff pervading food & beverage*
  - *Rejecting traditional marketing and messaging, looking for authenticity*

- Customer landscape rapidly changing
  - *E-Commerce continued growth*
  - *Traditional grocery/convenience categories declining*
  - *Increasing margin pressures/costs/consolidation/centralization*

***Customer* landscape shift with new channels, margin pressures**



- **E-Commerce, Home, Amazon, others**
- **Traditional profit drivers declining**
- **Diversifying, consolidating**

Opportunity

- Consumer behavior changing
  - *Spending patterns shifting, looking for more convenient and healthier*
  - *Organic, natural, probiotic, no bad stuff pervading food & beverage*
  - *Rejecting traditional marketing and messaging, looking for authenticity*

- Customer landscape rapidly changing
  - *E-Commerce continued growth*
  - *Traditional grocery/convenience categories declining*
  - *Increasing margin pressures/costs/consolidation/centralization*

- Competitive scale advantages becoming less of a barrier
  - *Blocking at retail, but CMA's having less effect*
  - *Core portfolio's accelerating decline*
  - *Changing but doing so slowly, losing with millennials*

Legacy *Competitor* leaders struggling

TASTE THE FEELING®

- **CMA's no longer resonating**
- **Incrementalism of a decreasing pie**
- **Lost w/millennials**

Opportunity

- Consumer behavior changing
  - *Spending patterns shifting, looking for more convenient and healthier*
  - *Organic, natural, probiotic, no bad stuff pervading food & beverage*
  - *Rejecting traditional marketing and messaging, looking for authenticity*

- Customer landscape rapidly changing
  - *E-Commerce continued growth*
  - *Traditional grocery/convenience categories declining*
  - *Increasing margin pressures/costs/consolidation/centralization*

- Competitive scale advantages becoming less of a barrier
  - *Blocking at retail, but CMA's having less effect*
  - *Core portfolio's accelerating decline*
  - *Changing but doing so slowly, losing with millennials*

Significant opportunity to take advantage of retail and consumer changes and competitive issues to disrupt a rapidly changing $870B category

What New Age is all about…

1) Financial platform – strong, flexible, scalable
   - *$18.3MM in current assets vs. $6.1MM in current liabilities, de minimis debt*[1]
   - *$55 in shareholder equity, 1 class of stock, 0 warrants, 0 "nc"*

2) Business platform…one of one
   - *Owned-DSD system, cash generator, testing ground, early warning*
   - *Nat'l sales force, Nat'l production, Supply chain, Marketing, R&D….*

3) Organization capabilities and discipline
   - *Leadership team of depth and accomplishment*
   - *Board of Directors above reproach*

4) Portfolio of brands…in all the growth segments
   - *One-stop-shop for retailers and distributors*
   - *Competitive entrant in each of the top 5 growth categories*

5) Pipeline of new opportunities
   - *New products in core franchises*
   - *Health Sciences Division IP*

Focus, Execute, Deliver

[1] $1.5MM in debt assumed with Coco-Libre acquisition, doesn't include $1.5 Marley contingent liability

Financial Platform-Balance Sheet: Clean entity with limited liabilities

- *5/1 ratio assets over liabilities*
- *$55.0MM stockholder equity, de minimis debt*

Balance Sheet	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017
Total Current Assets	**668,792**	**11,573,132**	**10,510,873**	**10,005,922**	**12,779,033**	**18,255,637**
Total Assets	**1,286,950**	**26,531,964**	**27,505,896**	**26,726,038**	**40,286,615**	**69,042,527**
Total Current Liabilities	**767,603**	**11,526,868**	**10,926,842**	**11,442,748**	**5,401,602**	**7,665,528**
- Notes payable	268,066	8,776,700	9,959,981	10,374,675	5,989,480	1,570,952
- Related party debt	25,806	27944	28,953	29,961	0	0
Total Liabilities	1,061,475	20,331,512	20,915,776	21,847,384	11,391,082	13,554,313
- Common stock	15,436	21900	21,900	21,900	31,307	34,331
- Series A preferred stock	250	250	250	250	0	0
- Series B preferred stock	255	255	285	285	0	0
- Total stockholders' equity	225,475	6,200,452	6,590,120	4,878,654	28,895,533	55,488,214
Total Liabilities & Equity:	**1,286,950**	**26,531,964**	**27,505,896**	**26,726,038**	**40,286,615**	**69,042,527**

Financial Platform-P&L: Improving performance across components

- Q2 2017: >1,800% Revenue, lower COGS, lower OPEX, EBITDA > $2.9MM
  Closed 3 acquisitions, eliminated debt, increased marketing 28%

Summary Profit & Loss	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017
Gross Revenue	**700,213**	**811,569**	**14,727,328**	**11,274,174**	**11,137,638**	**16,038,264**
- Net Revenues	588,800	686,740	13,482,012	10,544,254	10,787,801	15,104,795
- COGS (excluding shipping)	415,744	551,325	9,883,487	7,425,134	7,933,293	10,809,251
Gross Margin	**173,056**	**135,415**	**3,598,525**	**3,119,120**	**2,854,508**	**4,295,544**
Gross Margin %	**29.4%**	**19.7%**	**26.7%**	**23.9%**	**26.5%**	**28.4%**
- Shipping costs	83,737	49,323	645,977	450,853	419,179	729,699
Contribution Margin	**89,319**	**86,092**	**2,952,548**	**2,668,267**	**2,435,329**	**3,565,845**
Contribution Margin %	**15.2%**	**12.5%**	**21.9%**	**19.6%**	**22.6%**	**23.6%**
Operating Expenses	347,476	2,046,187	2,657,680	4,371,640	2,861,449	3,724,749
Net Income	-287,791	-1,997,619	163,796	-1,511,465	-707,354	2,496,682
EBITDA	**-233,467**	**-524,257**	**596,913**	**422,957**	**-159,585**	**2,953,330**

Top 10 Q2 2017 highlights

Top 10 Accomplishments	Estimated EBITDA/ Cash Annual Impact
1) Acquired & closed Premier Micronutrient Corporation	TBD
2) Closed Marley acquisition, converted to profitability	TBD
3) Integrated Coco-Libre, converted to profitability	TBD
4) Expanded brand portfolio to 3 largest retailers in Canada	>$200K
5) Expanded Búcha to HEB, Ahold, 7-Eleven, other US retailers	>$200K
6) Expand core Xing Portfolio with 7-Eleven in US	>$200K
7) Expanded DSD portfolio breadth and depth, with >7% growth vs. PY	>$200K
8) Increased gross margin 2 pts., reduced OPEX 2 pts. vs. prior quarter	>$2MM
9) Captured another >$400K in operational savings/synergies	>$400K
10) Eliminated all debt following uplist to NASDAQ	>$500K

Business Platform: one of one with emerging advantages

Business Platform

Organic Growth

New Development

New Companies

Supply Chain Infrastructure
Key Account Relationships
National DSD Network
Owned DSD Network
National Sales Force

National Manufacturing Network
Scale and Resources
Depth of Marketing
R&D/Innovation
Financial Strength

- Metrics
- Performance Management

- Culture
- ZBB, Costs

Superior, Sustainable, Profitable Growth

Leadership Team	Experience	Key Expertise
Brent David Willis Chief Executive Officer	KRAFT, Coca-Cola, AB InBev, Cott	• 15+ years C-Level experience in global public and private companies • 15+ years Beverage experience, building companies and operations
Chuck Ence Chief Finance/Admin Officer	pepsi, Quantum, New Age	• 15+ years as a private company CFO and Controller for Pepsi • 22+ years in the Beverage Industry
Scott LeBon Chief Operations/Supply Chain	7UP, New Age	• 25+ years as a in the Beverage Industry • 15+ years leading, developing New Age Beverages Operations
Dan Epstein Corporate Controller	Coopers &Lybrand, pwc, HoMEDICS	• Significant public and private company accounting expertise • Former CFO and CEO of Marley Beverages
Michael Cunningham SVP Sales	pepsi, Cadbury	• 25+ years experience in the Beverage Industry • Depth of Key Account, Natural Channel Leadership
Terry Sperstad SVP National Accounts	Coca-Cola, Red Bull, Quaker	• 25+ years experience in the Beverage Industry • Depth of Key Account Sales, Natural Channel Leadership
Tom LeBon President – National DSD	7UP, New Age	• 15+ years leading, developing New Age Beverage Sales • 25 years+ in the Beverage Industry
Josh Hillegas President - DSD	New Age	• 15+ years experience with New Age Beverages • Depth of Experience in Sales, Distribution, Operations

Board of Directors

Name	Title	Experience
Neil Fallon	Executive Chairman	American
Brent Willis	Chief Executive Officer	KRAFT, Coca-Cola, AB InBev, Cott
Ed Brennan	Independent Director	DFS, macy's
Greg Fea	Independent Director	illy, DANONE
Tim Haas	Independent Director	Minute Maid, Coca-Cola
Dr. Reginald Kapteyn	Independent Director	VIVITRIS, NIH
David Vautrin	Independent Director	XFIT Brands, Cott

Key Operational Metrics/Targets

No.	Item	Actual	Target
1	In-Stock "A" inventory Items	98.2%	100%
2	% On-time, as ordered delivery	96.4%	100%
3	Average # days on hand	32	<30
4	Total value close-coded items	$96,423	$0
5	Total value "C" inventory Items	$372,815	<$250,000
6	Weeks on hand "C" inventory Items	27	<8
7	COGS as a % of sales	71.60%	<50.0%
8	Warehouse costs as a % of sales	0.6%	<0.5%
9	Shipping costs as a % of sales	4.2%	<3.0%
10	OPEX as a % of sales	24.6%	<20.0%

búcha®

live kombucha

REAL KOMBUCHA

NO REGFRIGERATION REQUIRED

USDA ORGANIC

NON-GMO

VEGAN

búcha®

live kombucha

>Shelf stable, 9 months life

> 2 new manufacturers

>5,000 new doors

> 1st convenience distribution

>2x run rate in sales

>10 pts. in gross margin

REAL KOMBUCHA

NO REGFRIGERATION REQUIRED

USDA ORGANIC

NON-GMO

VEGAN

NATURALLY REFRESH-XING

xing


xing
Green Tea
Half & Half
Just Plain Tea!
Sweet Tea

NATURALLY REFRESH-XING

> Launched all-natural Xing Energy
> Updated/upgraded all packaging
> Expanded to one of 7-Eleven's largest Divisions
> Developed Private label for major other Convenience retailer
> Expanded internationally in Latin America
>...

MARLEY

USDA ORGANIC

Bob Marley

MARLEY

USDA
ORGANIC

MARLEY
MELLOW MOOD

MARLEY
YERBA
MATE

MARLEY
ONE DROP

MARLEY
COLD BREW
Coffee


MARLEY
YERBA
MATE
NEWAGE
ORGANIC AND
ALL-NATURAL
INGREDIENTS
FOR A REJUVENATING, ENDURING LIFT.


MARLEY
COLD BREW Coffee
DIRTY CHAI
MARLEY
COLD BREW Coffee
BOLD AND BLACK
MARLEY
COLD BREW Coffee
DARK CHOCOLATE MOCHA
MARLEY
COLD BREW Coffee
DOUBLE ESPRESSO
MARLEY
COLD BREW Coffee
MADAGASCAR VANILLA

LIVE. LOVE. MARLEY.

coco libre®

liberate
your thirst
your self
your soul


coco libre
NEWAGE


coco libre
organic coconut water
NO ADDED SUGAR
11 fl oz / 330 mL
16.9 fl oz / 500 mL
33.8 fl oz / 1L
with pineapple juice

coco libre

LIBERATE YOUR THIRST YOUR SELF YOUR SOUL

Lightness and Refreshment of Sparkling Water, With the Natural Goodness and Electrolytes of Coconut Water.

Sweetened By Coconuts and Other Natural Fruits, Coco Libre Sparkling Liberates Consumers' Thirst for Healthy Beverages.

With Added Benefits of Green Tea Extract, Polyphenols, and Antioxidants

HYDRATION MEETS SOPHISTICATION


coco libre SPARKLING
LIGHT. CRISP. QUENCHING.
coconut lime
coastal coconut
passion mangosteen
peach pear
coconut watermelon
melon grapefruit

Competitive brands in top growth segments

US Beverages '10-'15 Segment Revenue Growth[1]



Kombucha 35%
Coconut Water 22%
RTD Coffee 19%
Functional Water 12%
Energy 10%
RTD Tea 8%
Bottled Water 7%
Sports Drinks 3%
CSD's -2%
Juices -4%
-10%
0%
10%
20%
30%
40%

1) Beverage Industry Magazine, Annual Top 100 Report, IRI, Statista


DISCOVER
A NEW AGE
NEW AGE
DENVER COLORADO
ESTD 2003
BEVERAGES CORPORATION

NEW AGE
HEALTH SCIENCES

ASPEN PURE
PROBIOTIC WATER

PediaAde
Physician Developed

ENHANCED RECOVERY AFTER SURGERY
ENHANCED
RECOVERY

PremierMicronutrient
CORPORATION


ASPEN PURE
PROBIOTIC WATER
IMPROVES DIGESTION & STRENGTHENS IMMUNITY


#1 REHYDRATING FORMULA
NEW AGE HEALTH SCIENCES
PediaAde™
Physician Developed

PediaAde™

Physician Developed

Introducing NEW

PediaAde

The World's #1 Rehydrating Formula

- ✓ First Organic Coconut Water Base
- ✓ Leading Physician Developed
- ✓ More Electrolytes
- ✓ Better Carbohydrates
- ✓ Loaded with Antioxidants
- ✓ Infused with Essential Vitamins
- ✓ Loaded with Minerals
- ✓ Made with All-Natural Ingredients
- ✓ NO harmful Ingredients

NEW AGE HEALTH SCIENCES


KEY ELECTROLYTES IN PediaAde
COMPARED TO OTHER HYDRATING BEVERAES
BEVERAES
PediaAde
COMPETITOR
SPORT DRINK
SODA
APPLE JUICE
WATER
KEY ELECTROLYTES

Nutrition Facts

Serving size	8 fl oz (240ml)
Amount per serving **Calories**	**25**
	% Daily Values*
Total Fat 0g	0%
Saturated Fat 0g	0%
Trans Fat 0g	
Cholesterol 0mg	0%
Sodium 280mg	12%
Total Carbohydeate 11g	4%
Dietary Fiber 0g	0%
Total Sugars 5g	
Includes 4g Added Sugars	9%
Protein 0g	
Vitamin D 2mcg	10%
Calcium 50mg	4%
Iron 0mg	0%
Potassium 200mg	4%
Vitamin A 180mcg	20%
Vitamin C 23mg	25%
Vitamin E 3mg	20%
Thaimin 0.1mg	8%
Nicin 2mg	10%
Vitamin B_6 0.2mg	10%
Vitamin B_{12} 0.3mcg	10%
Phosphorus 50mg	10%
Magnesium 50mg	4%
Zinc 1mg	10%
Selenium 6mcg	10%
Chromium 3mcg	8%
Chloride 239 mg	10%

* The % Daily Value tells you how much a nutrient in a serving of food contributes to a daily diet 2,000 calories a day is use for general nutrition advice.

Calories per gram
Fat 9 • Carbohydrate 4 • Protein 4

New Age: One of the only BevCo's with intellectual property

#	Patent Number	Patent	Subject/Outcome
1)	6,849,613	"Multiple Antioxidant Micronutrients"	Micronutrient Application for Neurological Treatment
2)	7,399,755	"Formulations Comprising Multiple Dietary and Endogenously Made Antioxidants and B-Vitamins"	Micronutrient Application for Neurological Treatment
3)	7,449,451	"Use of Multiple Antioxidant Micronutrients as Systemic Biological Radioprotective Agents Against Potential Ionizing Radiation Risks"	Micronutrient Application for Radiation Protection
4)	7,605,145	Micronutrient Formulations for Treatment of Diabetes Mellitus"	Micronutrient Application for Diabetes Treatment
5)	7,628,984	Micronutrient Formulations for Pulmonary and Heart Health"	Micronutrient Application for Cardiovascular Health
6)	7,635,469	Micronutrient Formulations for Hearing Health	Micronutrient Application for Hearing Health
7)	8,221,799	Multiple Antioxidant Optimal Health/Veteran's Ultimate Complete Formulations"	Applications for Brain and Biohazard Protection
8)	8,592,392	Multiple Antioxidant Micronutrients"	Expanded Application for Biohazard Protection
9)	9,655,966	Micronutrient Formulations for Radiation Applications	Micronutrient Application for Radiation Protection
10)	P-0563*	"Antioxidant Micronutrients in Electronic Cigarettes"	Micronutrient Application in new delivery systems
11)	CIP 12/284,841*	BioShield for Protection Against Environmental Exposures"	Micronutrient Application for Biohazard Protection

Results vs. Strat plan '17 - '19 projections


Strategic Plan Building Blocks - By Growth Driver
Revenue Contribution '17 – '19
(in USD MM)
$400
$350
$300
$250
$200
$150
$100
$50
$0
2016 LE
Category Growth @10%
DSD Expansion
US Distribution Expansion
International Penetration
New Products/Aspen
External Growth
2019 Strategic Plan
Current
Strategic Plan
Stretch Plan

Smaller company financials depict importance of scale

Major Public Small Cap Comparables

Symbol	Exchange	Revenue (≈TTM)	Gross Mgn (≈TTM)	EBITDA (≈TTM)	Share Price	Price to Sales	Market Capitalization	Shares Outstanding
NBEV	NASDAQ	$80.00	$20.80	$2.93	$4.22	1.8	$144.9	34.0
REED	NYSE	$42.40	$8.98	-$5.09	$2.35	0.8	$35.7	7.2
CELH	NASDAQ	$22.76	$9.72	-$3.47	$5.49	10.9	$248.9	44.1
LTEA	NASDAQ	$4.58	$0.32	-$10.45	$3.54	7.0	$32.2	8.4
JSDA	OTC	$15.60	$4.09	-$0.20	$0.39	1.1	$16.2	40.4
Group Avg.						4.4		
NASDAQ Avg.						3.2		

NASDAQ: NBEV



Summary

- Vision more achievable than ever before
  - *Have the business, financial, people foundation*
  - *Have the brands … in growth categories …and the future*
  - *Have 3 Emerging competitive advantages*
- ….Takes time, never happens as fast as you want, but is happening
- Core brands (Xing, Marley, Coco-Libre) all progressing
- New Products can be transformative…rolling out now
- Core/current will deliver….commendable results
- Multiple other vectors….opportunity for breakthrough performance

Focus, Execute, Deliver


DISCOVER
A NEW AGE
NEW AGE
DENVER COLORADO
ESTD
2003
BEVERAGES CORPORATION
búcha
live kombucha
MARLEY
ONE
DROP
xingtea
xing
ENERGY
PediaAde
Physician Developed
ASPEN PURE
PROBIOTIC WATER
coco libre
MARLEY
MELLOW
MOOD
ENHANCED
RECOVERY AFTER SURGERY
NEW AGE